CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-4

DERIVED INFORMATION   5/29/03

$575,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,200,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

$575,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2003-4

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-2	377,000,000	II	Senior/Adj	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
M-1	69,000,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
M-2	45,000,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A/A2/A
M-3	18,000,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A-/A3/A-
B-1	36,000,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB+/Baa1/BBB+
B-2	18,000,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB/Baa2/BBB
B-3	12,000,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.1]	BBB-/Baa3/BBB-
Total	575,000,000

Non-offered Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	625,000,000	I	Senior/Adj	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
A-IO-1	Notional (4)	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
A-IO-2	Notional (5)	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	0	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes 4% CPR increasing to 20% CPR in month 12 and the adjustable rate collateral ramp assumes 6% CPR increasing to 28% CPR in month 18.  Bonds are priced to call at 100% of the Pricing Prepayment Speed and assuming one-month libor and six-month libor are 1.32% and 1.22%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 46.50% of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 17) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 26th Distribution Date and thereafter.

(6)

The lesser of (a) [6.68%] and (b) the excess, if any, of 8.00% less one-month LIBOR, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.32%] over one-month LIBOR.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston Corp. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicer:	TBD
Trustee:	TBD
Cut-off Date:	On or about June 1, 2003 for the initial Mortgage Loans.
Investor Settlement:	On or about [June 30, 2003], Closing Date [June 27, 2003]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in July 2003.
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO Certificates), the closing date, and with respect to the Class A-IO Certificates, June 25, 2003) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4% CPR in month 1, increasing by approximately 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 6% CPR in month 1, increasing by approximately 1.2941% CPR per month to 28% CPR in month 18, and remaining at 28% CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A/A2/A

Class M-3:

  A-/A3/A-

Class B-1:

  BBB+/Baa1/BBB+

Class B-2:

  BBB/Baa2/BBB

Class B-3:

  BBB-/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 15% - 20%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates
ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.68%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month LIBOR for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.32%] over one-month LIBOR for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2 Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) 46.50%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-2 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

	Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount: Principal Remittance Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan that was repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to covered Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) with respect to the September 2003 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any Distribution Date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the mortgage loans in the related loan group as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding Distribution Date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	16.50%	18.00%	36.00%
M-1	10.75%	12.25%	24.50%
M-2	7.00%	8.50%	17.00%
M-3	5.50%	7.00%	14.00%
B-1 B-2 B-3	2.50% 1.00% 0.00%	4.00% 2.50% 1.50%	8.00% 5.00% 3.00%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.50]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [3.00]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.     On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Rolling Three Month Delinquency Rate:

For any Distribution Date will be a percentage, equal to the average of the 60+ day delinquency rates (including all bankruptcies, foreclosures and REO properties) on the mortgage pool for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in July 2006 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 36.00%.
Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [43.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates

Cumulative Loss Percentage

July 2006 – June 2007

[2.50%]*

July 2007 – June 2008

[4.00%]*

July 2008 – June 2009

[5.25%]*

July 2009 – June 2010

[5.50%]*

July 2010 and thereafter

 [6.00%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the cut-off date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the cut-off date occurs and ending on the Cut-off date prior to the close of business on July 30, 2003, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the cut-off date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the September 2003 Distribution Date or (ii) the August 2003 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial cut-off date) which were less than 30 days delinquent as of the initial cut-off date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial cut-off date occurs and ending on the initial cut-off date, prior to the close of business on July 30, 2003.

Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed on each Distribution Date as follows:
1. From Group 2, to the Trustee, the trustee fee, if any; 2. From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;
3. From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;
4. From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5. Concurrently, to the Class A Certificates, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2, Class A-IO-1 and Class A-IO-2 are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

6. To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.  To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.  To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.  To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.  To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.  To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.  For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. From Group 1, to the Class A-1 Certificates until the principal balance of such class is reduced to zero;
2. From Group 1, to the Class A-2 Certificates, until the Class Certificate principal balance is reduced to zero;
3. From Group 2, to the Class R Certificates and then to the Class A-2 Certificates until the Class Certificate Balances have been reduced to zero;
4 From Group 2, to the Class A-1 Certificates until the Class Certificate Balance is reduced to zero;
5. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
6. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.  From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, the Group 1 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

2.  From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2    and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

3.  Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.  For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X Certificates;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a)(i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x)   the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1

         Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero;

 (ii) sequentially, to (x) the Class A-2 Certificates and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(e) to the Class B-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(f) to the Class B-2 Certificates, until the Class Principal Balance of such class has been reduced to zero; and

(g) to the Class B-3 Certificates, until the Class Principal Balance of such class has been reduced to zero

2. (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (previous page), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

6.   To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

7.   To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

8.   To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

9. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

10.  To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

11.  To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12.  To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.  To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.  To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.  To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.  To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

17. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 18. To the Class R Certificates, any remaining amount.

Amounts on deposit in the Interest Rate Cap Account (as described on page 16) will be available on any Distribution date to pay following amounts:

(i)  to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (previous page) on such Distribution Date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (previous page) on such Distribution Date.

BOND SUMMARY

To Call

To Maturity

Collateral Net WAC – Class A-2

Collateral Net WAC – Mezzanine & Subordinate Classes

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

Interest Rate Cap

** The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance for the related period at a per annum rate equal to:

The excess, if any, of:

(a)  the lesser of (i) the current one-month LIBOR rate for such Distribution Date and (ii) 4.25%    --- OVER ---

(b)  the Floor Strike Rate for such period as shown above.

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described on page 10.  However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$18,000,001].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

Class A-IO-2 Notional Schedule

* The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above and

    (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,564
Total Outstanding Loan Balance	$1,116,342,082		Min	Max
Average Loan Current Balance	$147,586		$2,945	$748,791
Weighted Average Original LTV	79.9%	*
Weighted Average Coupon	7.78%		4.68%	16.25%
Arm Weighted Average Coupon	7.79%
Fixed Weighted Average Coupon	7.76%
Weighted Average Margin	6.64%		2.63%	13.13%
Weighted Average FICO (Non-Zero)	620
Weighted Average Age (Months)	3
% First Liens	97.9%
% Second Liens	2.1%
% Arms	73.8%	**
% Fixed	26.2%	***
% of Loans with Mortgage Insurance	0.9%

*     Note, for second liens, CLTV is employed in this calculation

**   Including prefunding, adjustable rate loans shall represent approximately 75.0% of the total deal collateral

*** Including prefunding, fixed rate loans shall represent approximately 25.0% of the total deal collateral

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	52	10,780,446	0.97
5.51 - 6.00	300	65,931,710	5.91
6.01 - 6.50	588	119,230,818	10.68
6.51 - 7.00	931	189,408,716	16.97
7.01 - 7.50	868	146,952,198	13.16
7.51 - 8.00	1,158	186,680,998	16.72
8.01 - 8.50	898	129,543,940	11.60
8.51 - 9.00	821	115,859,472	10.38
9.01 - 9.50	404	50,100,090	4.49
9.51 - 10.00	486	45,325,071	4.06
10.01 - 10.50	260	18,559,342	1.66
10.51 - 11.00	143	12,061,041	1.08
11.01 - 11.50	89	5,926,415	0.53
11.51 - 12.00	192	8,993,271	0.81
12.01 - 12.50	73	2,494,222	0.22
12.51 - 13.00	102	3,297,005	0.30
13.01 - 13.50	39	1,004,827	0.09
13.51 - 14.00	114	3,063,450	0.27
14.01 - 14.50	18	563,595	0.05
14.51 >=	28	565,455	0.05
Total:	7,564	1,116,342,082	100.00

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	17	2,306,788	0.21
451 - 475	2	373,068	0.03
476 - 500	17	2,180,425	0.20
501 - 525	555	76,055,273	6.81
526 - 550	702	94,385,987	8.45
551 - 575	781	105,381,390	9.44
576 - 600	1,029	127,489,885	11.42
601 - 625	1,306	180,522,112	16.17
626 - 650	1,215	189,463,747	16.97
651 - 675	877	145,254,494	13.01
676 - 700	517	92,220,329	8.26
701 - 725	263	48,441,493	4.34
726 - 750	133	23,601,391	2.11
751 - 775	112	22,166,017	1.99
776 - 800	37	6,366,378	0.57
801 - 825	1	133,307	0.01
Total:	7,564	1,116,342,082	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
1 – 50,000	943	26,350,506	2.36
50,001 - 100,000	1,912	144,652,876	12.96
100,001 - 150,000	1,664	205,545,916	18.41
150,001 - 200,000	1,207	209,827,269	18.8
200,001 - 250,000	771	172,628,653	15.46
250,001 - 300,000	478	131,375,837	11.77
300,001 - 350,000	248	80,161,221	7.18
350,001 - 400,000	172	64,816,046	5.81
400,001 - 450,000	65	27,850,184	2.49
450,001 - 500,000	76	36,656,712	3.28
500,001 - 550,000	11	5,859,065	0.52
550,001 - 600,000	11	6,402,107	0.57
600,001 >=	6	4,215,691	0.38
Total:	7,564	1,116,342,082	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.00	164	19,188,295	1.72
50.01 - 55.00	90	14,285,148	1.28
55.01 - 60.00	172	24,940,569	2.23
60.01 - 65.00	270	42,621,464	3.82
65.01 - 70.00	406	62,524,846	5.60
70.01 - 75.00	674	101,800,109	9.12
75.01 - 80.00	3,068	488,119,583	43.72
80.01 - 85.00	634	100,858,469	9.03
85.01 - 90.00	905	158,692,456	14.22
90.01 - 95.00	417	42,518,275	3.81
95.01 - 100.00	764	60,792,870	5.45
Total:	7,564	1,116,342,082	100.00

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	5,291	727,264,406	65.15
No Documentation	185	31,037,571	2.78
Reduced	561	101,581,434	9.10
Stated Income / Stated Assets	1,527	256,458,671	22.97
Total:	7,564	1,116,342,082	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Investment	578	73,139,018	6.55
Primary	6,950	1,037,597,725	92.95
Secondary	36	5,605,340	0.50
Total:	7,564	1,116,342,082	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	2,141	432,877,487	38.78
Florida	1,158	139,064,597	12.46
New York	265	57,148,442	5.12
Illinois	299	38,788,020	3.47
Washington	241	35,220,590	3.15
New Jersey	159	29,130,354	2.61
Arizona	255	28,097,103	2.52
Colorado	175	27,433,225	2.46
Massachusetts	141	27,361,636	2.45
Michigan	236	25,404,296	2.28
Virginia	160	22,596,473	2.02
Ohio	236	21,328,492	1.91
Texas	230	19,326,455	1.73
Maryland	106	18,209,504	1.63
Oregon	122	16,801,859	1.51
Other	1,640	177,553,548	15.90
Total:	7,564	1,116,342,082	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	3,247	432,412,658	38.73
Refinance - Cash Out	3,858	614,438,310	55.04
Refinance - Rate and Term	459	69,491,115	6.22
Total:	7,564	1,116,342,082	100.00

		Total
	No of	Scheduled
Product	Loans	Balance	%
ARM 2/28	3,528	611,182,392	54.75
ARM 3/27	1,531	209,345,455	18.75
ARM 5/25	14	2,868,824	0.26
ARM 6 Month	4	686,546	0.06
ARM 7/23	2	292,166	0.03
Fixed Rate	2,485	291,966,699	26.15
Total:	7,564	1,116,342,082	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	5,582	815,063,965	73.01
2-4 Family	1,130	187,442,061	16.79
Condo	504	65,382,917	5.86
PUD	272	41,437,725	3.71
Townhouse	38	3,805,425	0.34
Manufactured Housing	38	3,209,990	0.29
Total:	7,564	1,116,342,082	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	19	3,914,332	0.47
4.01 - 4.50	73	13,676,310	1.66
4.51 - 5.00	164	33,502,776	4.06
5.01 - 5.50	253	43,773,878	5.31
5.51 - 6.00	707	109,014,479	13.22
6.01 - 6.50	515	77,881,178	9.45
6.51 - 7.00	2,416	430,394,762	52.21
7.01 - 7.50	264	32,864,436	3.99
7.51 - 8.00	280	37,120,682	4.50
8.01 - 8.50	173	19,703,196	2.39
8.51 - 9.00	116	12,106,046	1.47
9.01 - 9.50	57	6,517,395	0.79
9.51 - 10.00	30	3,059,763	0.37
10.01 - 10.50	6	566,797	0.07
10.51 >=	6	279,352	0.03
Total:	5,079	824,375,383	100.00

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
4 - 6	6	1,250,682	0.15
7 - 9	2	281,472	0.03
13 - 15	24	3,828,914	0.46
16 - 18	113	20,891,881	2.53
19 - 21	868	152,656,439	18.52
22 - 24	2,522	433,714,909	52.61
25 - 27	3	333,187	0.04
28 - 30	39	6,443,255	0.78
31 - 33	381	55,990,773	6.79
34 - 36	1,105	145,822,882	17.69
37 >=	16	3,160,990	0.38
Total:	5,079	824,375,383	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	529	105,873,403	12.84
13.01 - 13.50	475	92,024,586	11.16
13.51 - 14.00	726	142,987,891	17.34
14.01 - 14.50	648	103,660,710	12.57
14.51 - 15.00	733	115,799,478	14.05
15.01 - 15.50	596	88,948,347	10.79
15.51 - 16.00	579	84,947,888	10.3
16.01 - 16.50	281	35,987,279	4.37
16.51 - 17.00	267	28,296,420	3.43
17.01 - 17.50	83	9,340,058	1.13
17.51 - 18.00	77	8,087,972	0.98
18.01 >=	85	8,421,350	1.02
Total:	5,079	824,375,383	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	12	2,189,710	0.27
4.51 - 6.00	234	50,394,267	6.11
6.01 - 6.50	382	77,106,996	9.35
6.51 - 7.00	635	133,022,264	16.14
7.01 - 7.50	664	112,368,073	13.63
7.51 - 8.00	870	142,870,564	17.33
8.01 - 8.50	706	104,724,019	12.70
8.51 - 9.00	631	94,056,453	11.41
9.01 - 9.50	318	41,734,569	5.06
9.51 - 10.00	331	35,227,057	4.27
10.01 - 10.50	108	11,559,064	1.40
10.51 - 11.00	81	8,660,729	1.05
11.01 - 11.50	47	4,262,232	0.52
11.51 - 12.00	44	4,519,774	0.55
12.01 - 12.50	9	1,222,235	0.15
12.51 >=	7	457,376	0.06
Total:	5,079	824,375,383	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.0	3	761,619	0.09
1.5	205	35,640,594	4.32
2.0	64	13,996,883	1.70
3.0	4,795	771,487,810	93.58
5.0	12	2,488,478	0.30
Total:	5,079	824,375,383	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	1,972	286,137,317	34.71
1.5	3,100	536,683,184	65.1
2.0	5	760,689	0.09
3.0	2	794,193	0.10
Total:	5,079	824,375,383	100.00

 Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,471
Total Outstanding Loan Balance	$419,975,367		Min	Max
Average Loan Current Balance	$169,962		$4,042	$748,791
Weighted Average Original LTV	80.0%	*
Weighted Average Coupon	7.78%		4.68%	14.74%
Arm Weighted Average Coupon	7.79%
Fixed Weighted Average Coupon	7.74%
Weighted Average Margin	6.57%		2.63%	11.34%
Weighted Average FICO (Non-Zero)	619
Weighted Average Age (Months)	3
% First Liens	97.9%
% Second Liens	2.1%
% Arms	72.0%	**
% Fixed	28.0%	***
% of Loans with Mortgage Insurance	0.9%

*     Note, for second liens, CLTV is employed in this calculation

**   Including prefunding, adjustable rate loans shall represent approximately 72.5% of the total loan group 2 deal collateral

*** Including prefunding, fixed rate loans shall represent approximately 27.5% of the total loan group 2 collateral

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	17	3,981,977	0.95
5.51 - 6.00	80	24,865,047	5.92
6.01 - 6.50	141	39,733,672	9.46
6.51 - 7.00	200	56,523,500	13.46
7.01 - 7.50	235	46,797,938	11.14
7.51 - 8.00	544	94,034,259	22.39
8.01 - 8.50	433	65,075,677	15.50
8.51 - 9.00	336	49,147,152	11.70
9.01 - 9.50	128	17,515,230	4.17
9.51 - 10.00	104	10,279,029	2.45
10.01 - 10.50	23	2,198,646	0.52
10.51 - 11.00	34	2,333,531	0.56
11.01 - 11.50	20	1,166,333	0.28
11.51 - 12.00	31	1,683,279	0.40
12.01 - 12.50	44	1,163,666	0.28
12.51 - 13.00	49	1,952,120	0.46
13.01 - 13.50	31	722,952	0.17
13.51 - 14.00	18	686,026	0.16
14.01 - 14.50	2	95,902	0.02
14.51 >=	1	19,431	0.00
Total:	2,471	419,975,367	100.00

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	2	293,851	0.07
476 - 500	9	1,124,395	0.27
501 - 525	197	27,940,106	6.65
526 - 550	241	36,380,751	8.66
551 - 575	260	40,251,791	9.58
576 - 600	350	48,996,780	11.67
601 - 625	426	71,529,332	17.03
626 - 650	375	70,620,630	16.82
651 - 675	277	52,983,478	12.62
676 - 700	172	34,267,444	8.16
701 - 725	79	16,594,362	3.95
726 - 750	36	7,279,850	1.73
751 - 775	36	9,214,052	2.19
776 - 800	10	2,365,238	0.56
801 - 825	1	133,307	0.03
Total:	2,471	419,975,367	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
1 - 50,000	255	7,219,553	1.72
50,001 - 100,000	665	50,902,703	12.12
100,001 - 150,000	520	64,025,208	15.24
150,001 - 200,000	309	53,828,190	12.82
200,001 - 250,000	174	38,719,638	9.22
250,001 - 300,000	119	32,855,567	7.82
300,001 - 350,000	126	41,621,864	9.91
350,001 - 400,000	146	55,181,272	13.14
400,001 - 450,000	58	24,865,611	5.92
450,001 - 500,000	71	34,278,898	8.16
500,001 - 550,000	11	5,859,065	1.40
550,001 - 600,000	11	6,402,107	1.52
600,001 >=	6	4,215,691	1.00
Total:	2,471	419,975,367	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.00	79	9,293,701	2.21
50.01 - 55.00	30	6,093,489	1.45
55.01 - 60.00	60	10,620,111	2.53
60.01 - 65.00	73	13,789,916	3.28
65.01 - 70.00	124	22,687,324	5.40
70.01 - 75.00	189	32,782,670	7.81
75.01 - 80.00	998	176,804,415	42.10
80.01 - 85.00	232	41,797,849	9.95
85.01 - 90.00	317	67,262,727	16.02
90.01 - 95.00	129	14,777,841	3.52
95.01 - 100.00	240	24,065,325	5.73
Total:	2,471	419,975,367	100.00

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	1,621	251,116,279	59.79
No Documentation	50	8,181,921	1.95
Reduced	195	40,651,705	9.68
Stated Income / Stated Assets	605	120,025,461	28.58
Total:	2,471	419,975,367	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Investment	183	25,798,819	6.14
Primary	2,277	391,977,683	93.33
Secondary	11	2,198,865	0.52
Total:	2,471	419,975,367	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	697	169,595,116	40.38
Florida	401	53,602,469	12.76
New York	83	20,889,072	4.97
Illinois	82	12,269,426	2.92
Colorado	59	12,005,446	2.86
New Jersey	53	11,047,548	2.63
Michigan	80	10,370,812	2.47
Washington	73	10,283,795	2.45
Virginia	55	9,811,169	2.34
Ohio	96	9,386,103	2.23
Arizona	74	8,775,409	2.09
Maryland	35	8,133,115	1.94
Oregon	46	7,435,580	1.77
Nevada	41	6,893,654	1.64
Missouri	59	6,634,206	1.58
Other	537	62,842,449	14.96
Total:	2,471	419,975,367	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	1,008	151,148,684	35.99
Refinance - Cash Out	1,250	233,009,320	55.48
Refinance - Rate and Term	213	35,817,363	8.53
Total:	2,471	419,975,367	100.00

		Total
	No of	Scheduled
Product	Loans	Balance	%
ARM 2/28	1,159	232,271,284	55.31
ARM 3/27	442	67,106,839	15.98
ARM 5/25	9	2,001,586	0.48
ARM 6 Month	1	499,714	0.12
ARM 7/23	2	292,166	0.07
Fixed Rate	858	117,803,778	28.05
Total:	2,471	419,975,367	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	1,901	332,781,122	79.24
2-4 Family	288	45,676,159	10.88
PUD	127	21,320,220	5.08
Condo	140	18,786,876	4.47
Manufactured Housing	8	751,823	0.18
Townhouse	7	659,168	0.16
Total:	2,471	419,975,367	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	13	2,801,124	0.93
4.01 - 4.50	23	5,828,588	1.93
4.51 - 5.00	73	18,802,376	6.22
5.01 - 5.50	92	17,577,983	5.82
5.51 - 6.00	221	32,516,907	10.76
6.01 - 6.50	180	28,719,004	9.50
6.51 - 7.00	736	159,515,905	52.79
7.01 - 7.50	77	9,943,168	3.29
7.51 - 8.00	116	16,412,682	5.43
8.01 - 8.50	44	5,392,426	1.78
8.51 - 9.00	21	2,870,265	0.95
9.01 - 9.50	14	1,571,775	0.52
9.51 - 10.00	2	163,274	0.05
10.51 >=	1	56,114	0.02
Total:	1,613	302,171,589	100.00

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
4-6	3	1,063,850	0.35
13 - 15	10	1,925,184	0.64
16 - 18	42	10,344,396	3.42
19 - 21	276	57,865,759	19.15
22 - 24	830	161,927,225	53.59
28 - 30	15	3,228,827	1.07
31 - 33	121	19,685,626	6.51
34 - 36	305	43,836,970	14.51
37 >=	11	2,293,751	0.76
Total:	1,613	302,171,589	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	118	32,897,489	10.89
13.01 - 13.50	69	21,409,816	7.09
13.51 - 14.00	209	49,284,851	16.31
14.01 - 14.50	247	42,655,291	14.12
14.51 - 15.00	327	58,834,019	19.47
15.01 - 15.50	310	46,929,957	15.53
15.51 - 16.00	193	30,813,240	10.20
16.01 - 16.50	77	11,832,494	3.92
16.51 - 17.00	39	4,454,294	1.47
17.01 - 17.50	6	1,008,876	0.33
17.51 - 18.00	11	1,270,713	0.42
18.01 >=	7	780,550	0.26
Total:	1,613	302,171,589	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	10	1,719,157	0.57
4.51 - 6.00	53	16,816,300	5.57
6.01 - 6.50	63	20,797,857	6.88
6.51 - 7.00	107	36,008,767	11.92
7.01 - 7.50	168	33,825,688	11.19
7.51 - 8.00	418	74,422,722	24.63
8.01 - 8.50	401	59,748,474	19.77
8.51 - 9.00	219	35,931,330	11.89
9.01 - 9.50	91	13,700,931	4.53
9.51 - 10.00	54	5,830,805	1.93
10.01 - 10.50	10	1,225,860	0.41
10.51 - 11.00	9	913,141	0.30
11.01 - 11.50	4	191,303	0.06
11.51 - 12.00	5	664,651	0.22
12.01 - 12.50	1	374,601	0.12
Total:	1,613	302,171,589	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.0	1	499,714	0.17
1.5	71	14,961,931	4.95
2.0	18	4,699,035	1.56
3.0	1,516	280,389,670	92.79
5.0	7	1,621,239	0.54
Total:	1,613	302,171,589	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	741	114,336,621	37.84
1.5	865	186,280,086	61.65
2.0	5	760,689	0.25
3.0	2	794,193	0.26
Total:	1,613	302,171,589	100.00